UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Standard BioTools Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2 Tower Place, Suite 2000
South San Francisco, California 94080
(650) 266-6000

SUPPLEMENT NO. 1 TO THE PROXY STATEMENT FOR THE STANDARD BIOTOOLS INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2024

This Supplement No. 1 (this “Supplement”), dated June 3, 2024, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Standard BioTools Inc., a Delaware corporation (referred to herein as “we”, “us”, “our” or the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 21, 2024, in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the Company’s 2024 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the “Annual Meeting”).

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT, WHICH CONTAINS IMPORTANT ADDITIONAL INFORMATION. Except as to the matters specifically discussed herein, this Supplement does not otherwise modify or update any information or disclosure contained in the Proxy Statement. Capitalized terms used but not otherwise defined in this Supplement shall have the meanings assigned to such terms in the Proxy Statement.

As described in the Proxy Statement, Madryn previously notified the Company that it intended to (i) nominate two nominees (the “Madryn Nominees”) to stand for election as directors of the Company at the Annual Meeting in opposition to the nominees recommended by the Board and (ii) submit for stockholder consideration at the Annual Meeting a non-binding proposal urging the Board to take all steps necessary to declassify the Board (the “Declassification Proposal”). On May 31, 2024, Madryn notified the Company that it has irrevocably withdrawn its notice with respect to the Madryn Nominees and the Declassification Proposal and that Madryn no longer intends to solicit the holders of shares of the Company’s common stock representing at least 67% of the total voting power of shares entitled to vote on the election of the Company’s directors (the minimum solicitation required under Rule 14a-19 under the Securities Exchange Act of 1934, as amended) in support of the Madryn Nominees at the Annual Meeting. Because Madryn has withdrawn the Madryn Nominees and the Declassification Proposal, the election of the Madryn Nominees and the Declassification Proposal will not be brought before the Annual Meeting.

In light of the development described above, this Supplement includes (i) additional information you should read in conjunction with the Proxy Statement and (ii) a new WHITE proxy card that removes the Madryn Nominees and the Declassification Proposal.

As a result of Madryn’s withdrawal of its notice with respect to the Madryn Nominees and the Declassification Proposal, any vote cast in favor of the Madryn Nominees or Declassification Proposal on the previous WHITE universal proxy card will not be recognized, tabulated at the Annual Meeting or have any legal effect. Stockholders who submitted the previous WHITE universal proxy card voting “FOR” the Madryn Nominees or Declassification Proposals can revoke that proxy by completing, signing, dating and promptly returning the new WHITE proxy card in the postage-paid envelope provided or by voting via the Internet or telephone by following the instructions on the new WHITE proxy card. Any votes on the Company’s previous WHITE universal proxy card “FOR” the Company’s nominees with respect to Proposal 1 or “FOR”, “AGAINST” or “ABSTAIN” on Proposals 2, 3 or 4 remain valid and will be tabulated at the Annual Meeting. Stockholders who submitted the Company’s previous WHITE universal proxy card voting “FOR” the Company’s nominees with respect to Proposal 1 or “FOR”, “AGAINST” or “ABSTAIN” on Proposals 2, 3 or 4 do not need to take any further action.

If your shares are held in “street name” through an intermediary such as a broker, bank, trustee or other nominee, you will receive voting instructions from your broker, bank, trustee or other nominee. You must follow these instructions in order for your shares to be voted on Proposals 1, 2, and 4. Your broker, bank, trustee or other nominee is required to vote those shares in accordance with your instructions. We urge you to instruct your broker, bank, trustee or other nominee, by following the instructions on the voting instruction form, to vote your shares in line with the Board’s recommendations on the voting instruction form, whether or not you plan to attend the Annual Meeting.

This Supplement, the Proxy Statement, the Notice of 2024 Annual Meeting of Stockholders, the new form of WHITE proxy card and our 2023 Annual Report are available for viewing, printing and downloading at www.viewproxy.com/LAB/2024. To view these materials please have your control number(s) available that appears on your WHITE  proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the SEC at www.sec.gov, or in the “Latest Reports” section of the “Investors” section of our website at https://investors.StandardBio.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Standard BioTools Inc., Attn: Investor Relations, 2 Tower Place, Suite 2000 South San Francisco, California 94080. Exhibits will be provided upon written request and payment of an appropriate processing fee.

If you have any questions or need assistance voting, please contact our proxy solicitor:

ALLIANCE ADVISORS LLC
Stockholders, banks, and brokers may call 800-574-5969 (toll-free from the U.S. and Canada) or
+1-209-692-6142 (from other countries)

 WHITE PROXY CARD STANDARD BIOTOOLS INC.  Annual Meeting of Stockholders June 27, 2024, at 8:30 a.m., Pacific time  This revised WHITE proxy card is solicited on behalf of the Board of Directors of Standard Biotools Inc.  The undersigned, revoking all previous proxies heretofore given, hereby appoints the President and Chief Executive Officer, Michael Egholm, Ph.D., and the Chief Financial Officer, Jeffrey Black, of Standard BioTools Inc. and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Standard BioTools Inc. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders, to be held at 8:30 a.m. Pacific time on June 27, 2024 as a virtual meeting via the internet by pre-registering at www.viewproxy.com/LAB/2024, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present at the meeting.  The shares represented by this Proxy, if properly executed and returned, will be voted in the manner directed herein. If you properly execute and return this Proxy without indicating how your shares should be voted on one or more proposals to be voted on at the Annual Meeting, and you do not revoke this Proxy, then for each proposal for which you did not indicate a vote, the shares represented by this Proxy will be voted in accordance with the Board of Directors' recommendations as set forth in this Proxy. The Board of Directors recommends you vote: “FOR” each of the Company’s nominees for election as Class II Directors; and “FOR” Proposals 2, 3, and 4. With respect to Proposal 1, if you vote “FOR” in respect of fewer than two (2) nominees, your shares will be voted “FOR” in respect of only that nominee you have marked.  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice and Proxy Statement and Annual Report are available at: www.viewproxy.com/LAB/2024.

This is a revised **WHITE** proxy card. Any votes on the Company's previous **WHITE** universal proxy card "FOR" the Company's nominees with respect to Proposal 1 or "FOR", "AGAINST" or "ABSTAIN" on Proposals 2, 3 or 4 remain valid and will be tabulated at the meeting. Any votes on the Company's previous **WHITE** universal proxy card for the Madryn Nominees (as defined in the Company's proxy statement) or on Proposal 5 will not be recognized, tabulated at the meeting or have any legal effect. If you have previously submitted a **WHITE** universal proxy card voting for the Madryn Nominees, you can revoke that proxy by completing, signing, dating and promptly returning this revised **WHITE** proxy card in the postage-paid envelope provided or by voting via the Internet or telephone by following the instructions on this revised **WHITE** proxy card.

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

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PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

The Board of Directors recommends you vote "FOR" the following two (2) Company Nominees:

Proposal 1. To vote to elect two (2) nominees as Class II Directors, each to a term expiring at our 2027 annual meeting of stockholders and to hold office until his successor is duly elected and qualified.

	FOR	WITHHOLD
(1a) Troy Cox	☐	☐
(1b) Fenel M. Eloi	☐	☐

The Board of Directors recommends you vote "FOR" proposals 2, 3, and 4:

Proposal 2. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2024.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 4. To approve an amendment to our Amended and Restated 2011 Equity Incentive Plan, as amended, to increase the number of shares of common stock available for issuance thereunder by 19,125,000 shares.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: In their discretion each of the proxies (or their substitutes) are authorized, individually, to transact such other business and to vote on such other matters as may properly come before the meeting or any adjournments or postponements thereof, including, without limitation, procedural and other matters related to conduct of the meeting (such as an adjournment to later time and place) and the election of a substitute or alternate nominee if any nominee named herein is unwilling or unable to, or for good cause will not, serve.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorized officer or authorized person.

Signature ______________________ Shares ______________

Signature (Joint Owners) ______________________

Date ______________________ ______ Sort Code 1

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

You may also access the proxy materials and vote your proxy online by using your control number found below at: www.viewproxy.com/LAB/2024.

CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.



INTERNET

Vote Your Proxy on the Internet:
Go to www.AALvote.com/LAB2

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.



TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.



MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.